EXHIBIT 99.1

Magna Entertainment Corp.
337 Magna Drive
Aurora, Ontario,
Canada L4G 7K1
Tel (905) 726-2462
Fax (905) 726-2585

Magna Entertainment Corp. Proceeds with Stock Consolidation

AURORA, ON, July 3, 2008 - Magna Entertainment Corp. (“MEC” or the “Company”) (NASDAQ: MECA; TSX: MEC.A) today announced that its Board of Directors has approved a reverse stock split of MEC’s Class B Stock and Class A Subordinate Voting Stock (“Class A Stock”), utilizing a 1:20 consolidation ratio. Previously, at the May 6, 2008 Annual and Special Meeting of Stockholders, the Company’s stockholders authorized the Board of Directors to effect the reverse stock split.

MEC’s Class A Stock will trade on the Nasdaq Global Market (“NASDAQ”) under the symbol “MECA.D” for twenty trading days following the effective time of the reverse split, after which trading will resume under the current symbol. MEC’s Class A Stock will continue to trade on The Toronto Stock Exchange under the trading symbol, “MEC.A”.  Subject to completing applicable filings, it is currently expected that the reverse split will become effective on or about July 22, 2008.

As a result of the reverse stock split, every twenty shares of MEC Class B Stock and Class A Stock will be consolidated into one share of MEC Class B Stock and Class A Stock, respectively.  The reverse stock split affects all shares of common stock, stock options and convertible securities of MEC outstanding prior to the effective time of the reverse stock split. The approximately 58.4 million outstanding shares of Class B Stock and 58.1 million outstanding shares of Class A Stock will be reduced to approximately 2.92 million shares of Class B Stock and 2.91 million shares of Class A Stock, respectively.

Registered stockholders of the Company will receive instructions by mail on how to obtain a new share certificate representing their consolidated Class B Stock and Class A Stock. No action will need to be taken by stockholders who hold shares in “book entry” form. No fractional shares will be issued as a result of the consolidation. If the consolidation results in a registered shareholder having a fractional interest of less than a whole share, the registered shareholder will receive a cash payment for the value of that interest.  The amount of the payment for fractional shares of Class B Stock (each of which is convertible at any time into shares of Class A Stock on a one for one basis) and Class A Stock will be equal to the product obtained by multiplying (1) the average closing sales price of MEC’s Class A Stock as reported on NASDAQ for the four trading days preceding the effective date of the reverse stock split times (2) the amount of the fractional share.

The Board of Directors of the Company approved the reverse stock split to allow the Company to regain compliance with the NASDAQ $1.00 minimum bid price continued listing requirement. As previously announced, on February 12, 2008, MEC received notice from NASDAQ advising that, in accordance with Nasdaq Marketplace Rule 4450(e)(2), MEC had 180 calendar days, or until August 11, 2008, to regain compliance with the minimum bid price required for the continued listing of MEC’s publicly held Class A Stock on NASDAQ, as set forth in Nasdaq Marketplace Rule 4450(a)(5). MEC received this notice because the bid price of its publicly held Class A Stock closed below the $1.00 per share minimum for 30 consecutive business days prior to February 12, 2008.

MEC, North America’s largest owner and operator of horse racetracks, based on revenue, acquires, develops, owns and operates horse racetracks and related pari-mutuel wagering operations, including off-track betting facilities. MEC also develops, owns and operates casinos in conjunction with its racetracks where permitted by law. MEC owns and operates AmTote International, Inc., a provider of totalisator services to the pari-mutuel industry, XpressBet(R), a national Internet and telephone account wagering system, as well as MagnaBet(TM) internationally. Pursuant to joint ventures, MEC has a fifty percent interest in HorseRacing TV(R), a 24-hour horse racing television network, and TrackNet Media Group

LLC, a content management company formed for distribution of the full breadth of MEC’s horse racing content.

This press release contains “forward-looking statements” within the meaning of applicable securities legislation, including Section 27A of the United States Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) and forward-looking information as defined in the Securities Act (Ontario) (collectively referred to as forward-looking statements). These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Securities Act (Ontario) and include, among others, statements regarding the anticipated completion of the reverse stock split, the anticipated compliance with the NASDAQ minimum bid listing requirement and other matters that are not historical facts.

Forward-looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or the times at or by which such performance or results will be achieved. Undue reliance should not be placed on such statements. Forward-looking statements are based on information available at the time and/or management’s good faith assumptions and analyses made in light of our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances and are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control, that could cause actual events or results to differ materially from such forward-looking statements. Important factors that could cause actual results to differ materially from our forward-looking statements include, but may not be limited to, material adverse changes in: general economic conditions; the popularity of racing and other gaming activities as recreational activities; the regulatory environment affecting the horse racing and gaming industries; our ability to obtain or maintain government and other regulatory approvals necessary or desirable to proceed with proposed real estate developments; increased regulation affecting certain of our non-racetrack operations, such as broadcasting ventures; and our ability to develop, execute or finance our strategies and plans within expected timelines or budgets. In drawing conclusions set out in our forward-looking statements above, we have assumed, among other things, that we will be able to successfully implement our debt elimination plan and comply with the terms of and/or obtain waivers or other concessions from our lenders and refinance or repay on maturity our existing financing arrangements (including our senior secured revolving credit facility with a Canadian chartered bank and our bridge loan facility with a subsidiary of MI Developments Inc., MEC’s controlling stockholder), and there will not be any material adverse changes in: general economic conditions; the popularity of horse racing and other gaming activities; weather and other environmental conditions at our facilities; the regulatory environment; and our ability to develop, execute or finance our strategies and plans as anticipated.

Forward-looking statements speak only as of the date the statements were made. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking statements. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect thereto or with respect to other forward-looking statements.

SOURCE Magna Entertainment Corp.

CONTACT:
Blake Tohana, Executive Vice-President and Chief Financial Officer,
Magna Entertainment Corp., 337 Magna Drive, Aurora, ON, L4G 7K1, Tel: (905) 726-7493